UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 25, 2012

MENTOR GRAPHICS CORPORATION
(Exact name of registrant as specified in charter)

OREGON	0-34795	93-0786033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8005 S.W. BOECKMAN ROAD WILSONVILLE, OR	97070-7777
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(503) 685-7000

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of a press release of Mentor Graphics Corporation dated May 25, 2012, announcing the Company’s financial results for the first quarter of fiscal year 2013 and the Company’s outlook for the second quarter and the full fiscal year 2013, which is being furnished to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENTOR GRAPHICS CORPORATION
(Registrant)

Date:	May 25, 2012	By:	/s/ Dean M. Freed
Dean M. Freed
Vice President and General Counsel

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